UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2016

EMCOR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven, Norwalk, CT	06851-1092
(Address of Principal Executive Offices)	(Zip Code)

(203) 849-7800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2016 at the 2016 Annual Meeting of Stockholders of EMCOR Group, Inc. (the “Company”), the stockholders of the Company voted on the following four items:

1.	To elect ten directors to serve until the Company’s next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.    To consider a non-binding advisory resolution approving executive compensation.

3.	To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2016.

4.	To consider a shareholder proposal regarding proxy access.

The results are as follows:

Proposal 1. The nominees for director were elected based upon the following votes:

Nominee	Shares For	Shares Against	Abstentions	Broker Non-Votes
John W. Altmeyer	54,955,660	517,247	19,157	1,562,882
Stephen W. Bershad	54,421,526	1,051,181	19,357	1,562,882
David A.B. Brown	54,347,611	1,125,046	19,407	1,562,882
Anthony J. Guzzi	54,716,009	756,784	19,271	1,562,882
Richard F. Hamm, Jr.	54,327,444	1,145,442	19,178	1,562,882
David H. Laidley	54,689,186	783,686	19,192	1,562,882
M. Kevin McEvoy	55,041,301	431,608	19,155	1,562,882
Jerry E. Ryan	54,959,250	513,723	19,091	1,562,882
Steven B. Schwarzwaelder	55,037,624	435,341	19,099	1,562,882
Michael T. Yonker	54,646,012	826,860	19,192	1,562,882

A copy of the press release announcing the re-election of incumbent directors standing for election and the election of Mr. M. Kevin McEvoy to the Board is attached as Exhibit 99.1.

Proposal 2. The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Shares For	52,703,667
Shares Against	2,753,019
Shares Abstaining	35,378
Broker Non-Votes	1,562,882

Proposal 3. The proposal for stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2016 was approved based upon the following votes:

Shares For	56,496,534
Shares Against	542,868
Shares Abstaining	15,544
            There were no broker non-votes on this item.

Proposal 4.	The proposal for stockholders to consider a proposal requiring the Board of Directors to present for stockholder approval a proxy access bylaw was approved based upon the following votes:

Shares For	43,527,983
Shares Against	11,934,235
Shares Abstaining	29,846
Broker Non-Votes	1,562,882

Item. 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated June 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Dated: June 2, 2016	By:	/s/ MAXINE L. MAURICIO
Maxine L. Mauricio
Senior Vice President,
General Counsel and Secretary